FOURTH AMENDMENT AND CONSENT TO REVOLVING CREDIT AGREEMENT

                    THIS FOURTH AMENDMENT AND CONSENT TO REVOLVING CREDIT AGREEMENT (this "Amendment") is entered into as of September 1, 1995, by and among AVONDALE INDUSTRIES, INC., a Louisiana corporation (the "Company"), the various financial institutions signatory hereto (collectively, the "Banks," and, individually, a "Bank"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as LC Issuer and as successor agent to BANK OF AMERICA ILLINOIS (successor-in-interest to CONTINENTAL BANK), as agent for the Banks (the "Agent"). Words and phrases having defined meanings in the Credit Agreement referred to below shall have the same respective meanings when used herein, unless otherwise expressly defined herein.

                                     WITNESSETH:

                    WHEREAS, the parties hereto have entered into a Revolving Credit Agreement, dated as of May 10, 1994 as amended by that certain First Amendment and Waiver to Revolving Credit Agreement dated as of May 31, 1994, that certain Second Amendment to Revolving Credit Agreement dated as of February 9, 1995 and that certain Third Amendment, Waiver and Consent to Revolving Credit Agreement dated as of May 10, 1995 (collectively, the "Existing Agreement" and as amended by this Amendment, the "Credit Agreement"), relating to a revolving credit facility in an amount not to exceed $42,500,000 for the Company's ongoing working capital and general corporate needs;

                    WHEREAS, the Company intends to submit certain bids to construct (i) an ocean roll on, roll off passenger ferry for the State of Alaska for a sale price of approximately $150,000,000 (the "Alaskan Ferry Project") and (ii) a Steel Hulled Barracks Craft, APL-61 Series, for the Naval Sea Systems Command (the "APL Project");

                    WHEREAS, in connection with its bid for the Alaskan Ferry Project, the Company must submit certain assurances in the form of a bid bond and payment and performance bonds in favor of the State of Alaska and in connection with its bid for the APL Project, the Company must submit certain assurances in the form of a bid and payment and performance bonds in favor of the Naval Sea Systems Command;

                    WHEREAS, in connection with the Alaskan Ferry Project, the Company has arranged with the State of Louisiana through the Department of Economic Development and the Commission of Administration, to provide a bid bond in an amount not to exceed $5,000,000 and payment and performance bonds not to exceed $33,000,000 each (for an aggregate bonding of $71,000,000 of which no more than $66,000,000 shall be outstanding at any one time; all such bonds being hereinafter referred to as the "Alaskan Ferry Bonds");
                    WHEREAS, in connection with the APL Project, the Company has arranged with United States Fidelity and Guaranty Company to provide a bid bond in an amount not to exceed

          $3,000,000, a payment bond in an amount not to exceed $3,000,000 and a performance bond in an amount not to exceed $5,000,000 (for an aggregate bonding of $11,000,000 of which no more than $8,000,000 shall be outstanding at any one time; all such bonds being hereinafter referred to as the "APL Bonds");

                    WHEREAS, as a condition precedent to providing the Alaskan Ferry Bonds, the State of Louisiana has required the Company to secure its reimbursement obligations with respect thereto with (i) a lien on the vessel to be constructed by the Company as part of the Alaskan Ferry Project, (ii) the related construction contract, (iii) all receivables arising therefrom and (iv) all proceeds and products of the foregoing (collectively, the "Alaskan Ferry Collateral");

                    WHEREAS, the Company has requested that the Banks waive and amend certain provisions of the Existing Agreement to (i) allow the Company to obtain the Alaskan Ferry Bonds and the APL Bonds, (ii) secure the Company's reimbursement obligations with respect to the Alaskan Ferry Bonds with the Alaskan Ferry Collateral and (iii) permit the Agent to subordinate any lien it has on the Alaskan Ferry Collateral;

                    NOW THEREFORE, in consideration of the premises and the mutual agreements set forth herein and for other consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows;

                    1. Amendments to the Existing Agreement. Subject to and conditioned upon the fulfillment of each of the conditions precedent set forth in Section 4 hereof, the Existing Agreement is hereby amended as follows:

                    (a) Section 1.1 of the Existing Agreement is hereby amended to add the following definitions thereto in proper alphabetical order:

                    "Alaskan Ferry Bonds" means, collectively, (i) a bid
               bond in an amount not to exceed $5,000,000 and (ii) payment and performance bonds not to exceed $33,000,000 each issued by the State of Louisiana through the Department of Economic Development and the Commission of Administration for the account of the Company in connection with the Alaskan Ferry Project.

                    "Alaskan Ferry Collateral" means, collectively, (i) the
               vessel to be constructed by the Company as part of the Alaskan Ferry Project, (ii) the related construction contract, (iii) all receivables arising therefrom, and (iv) all proceeds and products of the foregoing, but only to the extent such proceeds and products do not otherwise constitute Collateral.

                    "Alaskan Ferry Liens" means those Liens granted by the
               Company on the Alaskan Ferry Collateral to secure the Company's obligations to the State of Louisiana in connection with the Alaskan Ferry Bonds.

                     "Alaskan Ferry Project" means the Company's bid to
	       construct, and the construction of, an ocean roll on, roll off passenger ferry for the State of Alaska, which bid is to be made by the Company during September 1995.

                    "APL Bonds" means, collectively, (i) a bid bond in an
               amount not to exceed $3,000,000, (ii) a payment bond in an amount not to exceed $3,000,000 and (iii) a performance bond in an amount not to exceed $5,000,000 each issued by United States Fidelity and Guaranty Company for the account of the Company.

                    "APL Project" means the Company's bid to construct, and
               the construction of, a Steel Hulled Barracks Craft, APL-61 Series, for the Naval Sea Systems Command.

                    (b) Section 1.1 of the Existing Credit Agreement is hereby further amended to add the following sentence at the end of the definition of "Contingent Obligation" contained therein:

               In no event shall the "Contingent Obligations" of the Company include its contingent reimbursement obligations to the State of Louisiana under or with respect to the Alaskan Ferry Bonds or its contingent reimbursement obligations to United States Fidelity and Guaranty Company under or with respect to the APL Bonds.

                    (c) Section VII of the Existing Agreement is hereby amended by adding the following new Section 7.23 thereto:

                    Section 7.23 Commingling of Alaskan Ferry Collateral with Collateral; Limitation on Alaskan Ferry Bonds; Limitation on APL Bonds. The Company shall not deposit, nor shall it permit to be deposited, into any bank or depositary account in which the Agent has been granted a security interest or in which any proceeds of and Collateral are deposited, including, without limitation, the Control Accounts (as defined in the Security Agreement (Company)) any monies constituting Alaskan Ferry Collateral. At no time shall the aggregate outstanding amount of the Alaskan Ferry Bonds exceed $66,000,000. At no time shall the aggregate outstanding amount of the APL Bonds exceed $8,000,000.

                    (d) Section 7.2 of the Existing Agreement is hereby amended to delete clause (m) thereof in its entirety and to insert the following therefor:

                    (m)  the MARAD Financing Liens and the Alaskan Ferry
               Liens;

                    2. Consent Relating to Subordination of Liens in the Alaskan Ferry Collateral. Notwithstanding anything to the contrary set forth in Section 10.2 of the Existing Agreement, without any further consent of any Bank or the LC Issuer, the Agent, upon the request of the Company, shall subordinate its Lien (if any) on the Alaskan Ferry Collateral in favor of the State of Louisiana. Any such subordination shall be made pursuant to an agreement in form and substance satisfactory to the Majority Banks in their sole discretion.

                    3.   Conditions Precedent to Effectiveness of
          Amendments and Consent. The amendments and modifications set forth in Section 1 hereof and the consents set forth in Sections 2 hereof shall become effective upon, and are expressly conditioned upon, the fulfillment of each of the following conditions precedent on or prior to October 1, 1995:

                    (a) Amendment. The Agent shall have received this Amendment, duly executed and delivered by an authorized officer of the Company and each of the Banks.

                    (b) Subsidiary Guarantor Consent. The Agent shall have received (with a copy for each of the other Banks) from each of the Subsidiary Guarantors a reaffirmation of the Subsidiary Guarantee executed by it in the forms attached hereto.

                    (c) Material Adverse Change. In the opinion of the Banks (as evidenced by their execution of this Amendment), no event or condition shall have occurred or exist which could reasonably be expected to have a Material Adverse Effect.

                    (d) Legal Opinion. The Agent shall have received the favorable opinion of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, Louisiana counsel to the Company, addressed to the Agent, the LC Issuer and the Banks in form and substance satisfactory to the Agent and its counsel.

                    (e)  Alaskan Ferry Project and APL Project
          Documentation. The Agent shall have received copies of all documentation relating to the Alaskan Ferry Project and the issuance of the Alaskan Ferry Bonds and the APL Project and the issuance of the APL Bonds and such documents shall be in form and substance satisfactory to the Majority Banks as evidenced by their execution hereof.

                    (f) Other Documents. The Agent shall have received such other documents, instruments and agreements as it shall have reasonably requested in connection with the transactions contemplated by this Amendment.

                    4. Representations, Warranties and Covenants. In order to induce the Agent and the Banks to enter into this Amendment, the Company hereby represents, warrants and covenants to the Agent and the Banks as follows:

                         (a) The execution, delivery and performance by the Company of this Amendment (i) are within the Company's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of any applicable law, statute, ordinance, regulation, rule, order or other governmental restriction or of the Certificate or Articles of Incorporation or By-Laws of the Company, (v) do not contravene, or constitute a default under, any agreement, judgment, injunction, order, decree, indenture, contract, lease, instrument or other commitment to which the Company is a party or by which the Company or any of its assets are bound and (vi) will not result in the creation or imposition of any Lien upon any asset of the Company under any existing indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company is a party or by which it or any of its assets may be bound or affected.

                         (b) This Amendment and the Credit Agreement are the legal, valid and binding obligations of the Company, and are enforceable against the Company in accordance with their terms.

                         (c) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on the date hereof, except to the extent that such representations expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date).

                         (d) No Default or Event of Default has occurred and is continuing.

                    5. Reference to and Effect Upon the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Existing Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall mean and be a reference to the Credit Agreement, as amended hereby and each reference to the Existing Agreement in any other Loan Document shall mean and be a reference to the Credit Agreement, as amended hereby.

                    6. Reaffirmation; Expenses. The Company hereby reaffirms to the Agent and each of the Banks that, except as modified hereby, the Credit Agreement and all of the Loan Documents remain in full force and effect and have not been otherwise waived, modified or amended. Except as expressly modified hereby, all of the terms and conditions of the Credit Agreement shall remain unaltered and in full force and effect. The Company acknowledges that all reasonable legal fees and expenses of the Agent related to this Amendment shall be paid by the Company.

                    7. Confirmation of Collateral Documents. The Company hereby (i) ratifies and confirms its obligations under the Collateral Documents and acknowledges and agrees that the Collateral Documents to which the Company is a party are the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms; and (ii) agrees that the Obligations (for purposes of each of such Collateral Documents) shall include, without limitation, the Obligations under and as defined in the Credit Agreement as amended by this Amendment.

                    8. Choice of Law. THIS AMENDMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS AND ANY DISPUTE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE COMPANY,

          THE SUBSIDIARIES, THE AGENT AND THE BANKS IN CONNECTION WITH THIS AMENDMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS.

                    9. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment may be delivered by telecopier, and if so delivered shall be deemed to be delivered with the intention that they shall have the same effect as an original counterpart hereof. Any party delivering any such counterpart by telecopy shall promptly forward to the Agent an original counterpart hereof.


                    IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                                        AVONDALE INDUSTRIES, INC.


                                        By: /s/ THOMAS M. KITCHEN
 					    ---------------------
                                        Name:  Thomas M. Kitchen
                                        Title: Vice President

                                        BANK OF AMERICA NATIONAL TRUST AND
                                          SAVINGS ASSOCIATION, as Agent


                                        By: /s/ DANIEL G. FARTHING
 					    ----------------------
                                        Name:  Daniel G. Farthing
                                        Title: Vice President

                                        THE BANKS:

                                        BANK OF AMERICA ILLINOIS, successor-
                                         in-interest to CONTINENTAL BANK,
                                         as a Bank and as LC Issuer

                                        By: /s/ W. THOMAS BARNETT
 					    ---------------------
                                        Name:  W. Thomas Barnett
                                        Title: Vice President

                                        BANK OF AMERICA NATIONAL TRUST AND
                                          SAVINGS ASSOCIATION, as LC Issuer


                                        By: /s/ W. THOMAS BARNETT
 					    ---------------------
                                        Name:  Thomas Barnett
                                        Title: Vice President

                                        WHITNEY NATIONAL BANK


                                        By: /s/ ELMER H. HEMPHILL, JR.
 					    --------------------------
                                        Name: Elmer H. Hemphill, Jr.
                                        Title: Senior Vice President

                                        FIRST INTERSTATE BANK OF TEXAS,N.A.


                                        By: /s/ FRANK W. SCHAGEMAN
 					    ----------------------
                                        Name: Frank W. Schageman
                                        Title: Vice President


                                        FIRST NATIONAL BANK OF COMMERCE


                                        By: /s/ DAVID A. DOHERTY
 					    --------------------
                                        Name: David A. Doherty
                                        Title: Vice President

                                        CONSENT

                    By Subsidiary Guarantee dated as of May 10, 1994 (the "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Company's execution of the foregoing Fourth Amendment and Consent to Revolving Credit Agreement and acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.

                                        AVONDALE GULFPORT MARINE, INC.


                                        By /s/ THOMAS M. KITCHEN
					   ---------------------
					   Thomas M. Kitchen
                                        Title: Vice President, Secretary &
						Treasurer

          Dated:  September 1, 1995

                                       CONSENT

                    By Subsidiary Guarantee dated as of May 10, 1994 (the "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Company's execution of the foregoing Fourth Amendment and Consent to Revolving Credit Agreement and acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.

                                        AVONDALE TECHNICAL SERVICES, INC.


                                        By /s/ B. L. HICKS
					   ---------------
					   B. L. Hicks
                                        Title: Secretary/Treasurer

          Dated:  September 1, 1995

                                       CONSENT

                    By Subsidiary Guarantee dated as of May 10, 1994 (the "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Company's execution of the foregoing Fourth Amendment and Consent to Revolving Credit Agreement and acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.

                                        CRAWFORD TECHNICAL SERVICES, INC.


                                        By /s/ B. L. HICKS
					   ---------------
					   B. L. Hicks
                                        Title: Secretary/Treasurer

          Dated:  September 1, 1995

                                       CONSENT

                    By Subsidiary Guarantee dated as of May 10, 1994 (the "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Company's execution of the foregoing Fourth Amendment and Consent to Revolving Credit Agreement and acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.

                                        GENCO INDUSTRIES, INC.


                                        By /s/ B. L. HICKS
					   ---------------
					   B. L. Hicks
                                        Title: Secretary/Treasurer

          Dated:  September 1, 1995

                                       CONSENT

                    By Subsidiary Guarantee dated as of February 9, 1995 (the "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Company's execution of the foregoing Fourth Amendment and Consent to Revolving Credit Agreement and acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.

                                        AVONDALE PROPERTIES, INC.


                                        By /s/ THOMAS M. KITCHEN
					   ---------------------
					   Thomas M. Kitchen
                                        Title: Vice President & Secretary

          Dated:  September 1, 1995

                    By Subsidiary Guarantee dated as of February 9, 1995 (the "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Company's execution of the foregoing Fourth Amendment and Consent to Revolving Credit Agreement and acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.


                                        AVONDALE LAND MANAGEMENT COMPANY,
                                          a Louisiana general partnership

                                             By  Avondale Industries, Inc.,
                                                  a general partner

                                             By /s/ THOMAS M. KITCHEN
						---------------------
                                             Name: Thomas M. Kitchen
                                             Title: Vice President & CFO &
						     Secretary

                                             By  Avondale Properties, Inc.,
                                                  a general partner

                                             By /s/ THOMAS M. KITCHEN
						---------------------
                                             Name: Thomas M. Kitchen
                                             Title: Vice President & CFO &
						     Secretary

          Dated:  September 1, 1995